                      ANNUAL REPORT  |  December 31, 2000



                                  The Strong

                                     Value

                                     Fund


                                           [PHOTO HERE]


                                                              [LOGO HERE] Strong

                      ANNUAL REPORT  |  December 31, 2000



                             The Strong Value Fund

                               Table of Contents

Investment Review

        Strong Value Fund......................................................  2

Financial Information

        Schedule of Investments in Securities

            Strong Value Fund..................................................  4

        Statement of Assets and Liabilities....................................  6

        Statement of Operations................................................  7

        Statements of Changes in Net Assets....................................  8

        Notes to Financial Statements..........................................  9

Financial Highlights........................................................... 12

Report of Independent Accountants.............................................. 12

A Few Words From Dick Strong

[PICTURE]

Respect the Fed

The first year of the new millennium was one most investors are not likely to forget. Having grown accustomed to one of the most awesome bull markets in history, and after hearing expert after expert declare that things have fundamentally changed and the old rules of security analysis no longer apply, reality returned with a vengeance in 2000. Investors were rudely reminded how hard it is to make money and to hold onto an investment portfolio. Who could have foreseen the high-flying Nasdaq dropping over 38% for the year?

Many people believe that the Federal Reserve Board's efforts in raising interest rates in order to slow the growth of the economy was the major force behind last year's market correction. At present there is a debate raging over whether, and if so, when, the economy will respond to the Fed's aggressive 1/2% rate cut on January 3 and the pursuant cut of 1/2% on January 31. Optimists argue that Mr. Greenspan and his colleagues are prepared to do whatever it takes to reinvigorate the economy. Meanwhile, pessimists argue just as persuasively that the system will sputter in spite of the Fed's efforts to energize it.

At Strong, we believe the Federal Reserve's abrupt and stunning interest-rate cuts in January were part of a message that came across loud and clear. Understanding the Fed's intent, while not exactly like reading tea leaves, nonetheless requires a certain facility for reading between the lines. The Fed tends to speak indirectly and elliptically.

The Fed's actions, especially the interest-rate cut on January 3, coming as it did without warning and in the middle of the market day, are truly significant. Likewise two cuts of 1/2% each, rather than the more traditional 1/4% move, further testifies to the seriousness of the central bank's intent. Moreover, the text of the press releases that accompanied these reductions, in our opinion, clearly conveyed that more rate cuts are coming.

The Fed fully understands the entrepreneurial spirit of the American culture. We are a nation of people who make things happen. In our opinion, investors should believe the Fed will get our economy back on track. The stock market does not wait for everyone to have full confidence before it makes its move. Wise investors respect the Fed's power, anticipate its intent, and get back in the market ahead of time. Otherwise, they just might miss the boat.

If past is prologue, investors should benefit during the next two to three years. The key is to learn from the market's last speculative binge when so many people seemed to treat investing like a game. Real investing is serious business. It requires a long-term goal, a balanced portfolio of stocks and bonds, plenty of patience, and a recognition that time and the mathematical miracle of compounding are on your side.

Investing is not entertainment. It is a serious endeavor. Please treat it as such.

                                                          /s/ Dick

                                                                   EXHIBIT 10.61

Strong Value Fund


--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Value Fund seeks capital growth. The manager follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. The catalyst could be a management change, corporate restructuring, a cyclical upturn in an industry, or a new industry trend. Second, the manager looks for large- and medium-capitalization companies with strong balance sheets, experienced management, and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures, such as earnings, cash flow, or asset value. The fourth step is to take a disciplined approach to selling stocks. If a stock's price declines 15% from its average cost and the outlook for the company has deteriorated, the manager will sell the position.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-95 to 12-31-00

                                    [GRAPH]

             The Strong Value Fund    S&P 500 Index*    Lipper Multi-Cap
                                                       Value Funds Index*

Dec 95              $10,000              $10,000            $10,000
Jun 96              $11,072              $11,009            $10,844
Dec 96              $11,681              $12,295            $12,099
Jun 97              $13,140              $14,829            $13,960
Dec 97              $14,710              $16,398            $15,354
Jun 98              $16,452              $19,302            $16,806
Dec 98              $16,941              $21,084            $16,356
Jun 99              $17,741              $23,695            $18,421
Dec 99              $16,609              $25,521            $17,328
Jun 00              $17,512              $25,413            $17,195
Dec 00              $18,713              $23,198            $18,998

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Fund successfully navigated the volatile year, posting a gain while the S&P 500 Index,* the Fund's benchmark, returned -9.11%. The overriding concern that affected the market late in the year was a rapid reaction to the contraction in corporate earnings, brought on by the slowing economy. Consumer spending decelerated dramatically, as people reacted to higher energy prices and lower equity prices in their personal portfolios, i.e., the reverse of the wealth effect. Corporate spending also slowed harshly, especially in the technology and telecommunication sectors, due to a weaker consumer market and a tougher financing environment.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The year 2000 was marked by the peak of the technology speculation bubble, and the subsequent collapse of overvalued technology stocks subsequent to the first quarter. In general, value-oriented investments regained the favor of investors throughout the year, as investors who sold declining technology shares looked to acquire undervalued old-economy shares that had become oversold in 1999 and early 2000. The financial markets remained extremely volatile in 2000. The increased speed of information dissemination, the upgrading of electronic exchanges, and escalating prevalence of shorter-term trading strategies have all served to intensify the price swings of the equity markets.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's advance was led by its holdings in two market sectors in 2000. Our holdings in the energy sector benefited as prices for crude oil and natural gas recovered, thereby improving the cash flow and earnings outlook for energy companies.

     Also, as we had hoped, late in the year, the Federal Reserve officially changed its tightening bias to an easing bias, signaling that it was most likely finished raising interest rates for the current cycle due to its concerns about a slowing economy. This move boosted financial stocks, helping performance due to the Fund's significant weighting in the sector. Additionally, a mid-cap service company in the heath-care sector also performed very well.

     The Fund's holdings in the telecommunications sector were the worst-performing in the year, as the industry continued to disappoint on earnings and investors sold these shares for tax losses. Although we exited one long-term position that proved to be a major disappointment for the Fund, we did increase our holdings in two other growing broadband communication companies that we believe are dramatically undervalued and still offer a compelling investment opportunity.

     We maintain our long-term focus and seek opportunities to buy high-quality companies that become oversold due to heightened volatility and emotion, looking for reasonable valuations and an identifiable catalyst for improvement.

Q:   What is your future outlook?

A: We fully expect the trend of higher volatility in the equity markets to continue for the foreseeable future, which should create opportunities to acquire shares of high-quality companies that become oversold.

     Over the next three to six months, we believe the Fed (which recently surprised the markets with a 50-basis-point rate cut) will continue in an easing posture, though we believe the degree of further rate cuts will be weighed against any potential fiscal stimulus tax cuts could provide.

     We thank you for your support and appreciate your trust in the Strong Value Fund.

     Laura J. Sloate
     Portfolio Manager

     ---------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                1-year  12.66%

                                3-year   8.35%

                                5-year  13.35%

                      Since Inception   13.35%
                           (12-29-95)

     Equity funds are volatile investments and should only be considered for long-term goals.

     ---------------------------------------------------------------------------

     The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                                  December 31, 2000
-----------------------------------------------------------------------------------------
                               STRONG VALUE FUND

                                                               Shares or
                                                               Principal        Value
                                                                 Amount        (Note 2)
-----------------------------------------------------------------------------------------
Common Stocks 95.7%
Aerospace - Defense 2.2%
Lockheed Martin Corporation                                       33,550       $ 1,139,022

Aerospace - Defense Equipment 3.1%
B.F. Goodrich & Company                                           21,600           785,700
United Technologies Corporation                                   10,500           825,563
                                                                               -----------
                                                                                 1,611,263
Banks - Money Center 11.1%
Citigroup, Inc.                                                   90,241         4,607,931
J.P. Morgan Chase & Company, Inc.                                 25,000         1,135,938
                                                                               -----------
                                                                                 5,743,869

Banks - Super Regional 3.3%
Mellon Financial Corporation                                      34,550         1,699,428

Computer - Graphics 1.0%
Silicon Graphics, Inc. (b)                                       130,500           522,000

Computer - Manufacturers 0.7%
International Business Machines Corporation                        4,050           344,250

Computer - Peripheral Equipment 0.5%
American Power Conversion Corporation (b)                         20,500           253,687

Computer - Services 2.0%
Convergys Corporation (b) (c)                                     22,600         1,024,062

Cosmetics - Personal Care 1.1%
The Gillette Company                                              15,800           570,775

Electrical - Equipment 0.9%
General Electric Company                                          10,000           479,375

Electronics - Military Systems 1.0%
General Motors Corporation Class H (b)                            22,400           515,200

Electronics - Parts Distributors 1.0%
Avnet, Inc.                                                       24,000           516,000

Electronics - Semiconductor Manufacturing 0.6%
Intel Corporation                                                 10,100           305,525

Finance - Equity REIT 7.5%
Plum Creek Timber Company, Inc.                                   61,650         1,602,900
Vornado Realty Trust                                              59,200         2,268,100
                                                                               -----------
                                                                                 3,871,000

Finance - Investment Management 3.7%
Berkshire Hathaway, Inc. Class B (b)                                 730         1,718,420
Waddell & Reed Financial, Inc. Class A                             6,000           225,750
                                                                               -----------
                                                                                 1,944,170

Household - Audio/Video 0.3%
Sony Corporation Sponsored ADR                                     2,000           139,500

Insurance - Property/Casualty/Title 8.0%
American International Group, Inc.                                28,780         2,836,629
MBIA, Inc.                                                        17,550         1,300,894
                                                                               -----------
                                                                                 4,137,523

Internet - Internet Service Provider/Content 1.9%
America Online, Inc. (b)                                          20,350           708,180
Vicinity Corporation (b)                                          86,100           255,609
                                                                               -----------
                                                                                   963,789

Internet - Network Security/Solutions 0.5%
Genuity, Inc. (b)                                                 52,000           263,250

Leisure - Hotels & Motels 1.0%
Crestline Capital Corporation (b)                                 20,100           517,575

Leisure - Services 1.6%
The Walt Disney Company                                           28,250           817,484

Media - Periodicals 2.5%
Readers Digest Association, Inc. Class A                          33,800         1,322,425

Media - Radio/TV 2.0%
Westwood One, Inc. (b)                                            55,100         1,064,119

Medical - Biomedical/Genetics 3.0%
Applera Corporation-Celera Genomics Group (b) (c)                 17,000           610,938
Serono SA `B Shares'                                               1,000           968,643
                                                                               -----------
                                                                                 1,579,581

Medical - Ethical Drugs 3.3%
American Home Products Corporation                                18,625         1,183,619
Pfizer, Inc.                                                      11,200           515,200
                                                                               -----------
                                                                                 1,698,819

Medical - Nursing Homes 2.2%
Manor Care, Inc. (b)                                              56,500         1,165,313

Medical/Dental - Services 4.0%
Pharmaceutical Product Development, Inc. (b)                      41,800         2,076,938

Oil & Gas - Field Services 2.3%
Schlumberger, Ltd.                                                15,225         1,217,048

Oil & Gas - International Integrated 1.8%
Exxon Mobil Corporation                                           11,020           958,051

Oil & Gas - Production/Pipeline 4.0%
Enron Corporation                                                 24,650         2,049,031

Real Estate Operations 0.0%
Vornado Operating, Inc. (b)                                        4,050             8,353

Retail - Department Stores 1.7%
Federated Department Stores, Inc. (b)                             24,700           864,500

Retail - Major Discount Chains 1.2%
Wal-Mart Stores, Inc.                                             12,100           642,813

Retail - Miscellaneous/Diversified 1.1%
Blockbuster, Inc. Class A                                         70,225           588,134

Retail/Wholesale - Building Products 1.1%
The Home Depot, Inc.                                              12,400           566,525

Retail/Wholesale - Food 0.3%
SUPERVALU, Inc.                                                   11,000           152,625

Soap & Cleaning Preparations 1.4%
The Procter & Gamble Company                                       9,000           705,938

Telecommunications - Cellular 0.7%
AT&T Wireless Group (b)                                           20,250           350,578

------------------------------------------------------------------------------------------
                         STRONG VALUE FUND (continued)

                                                               Shares or
                                                               Principal         Value
                                                                 Amount         (Note 2)
------------------------------------------------------------------------------------------
Telecommunications - Services 4.0%
Broadwing, Inc. (b)                                               40,050       $   913,640
Montana Power Company                                             56,750         1,177,563
                                                                               -----------
                                                                                 2,091,203

Transportation - Ship 1.8%
Teekay Shipping Corporation                                       24,200           919,600

Utility - Electric Power 1.1%
Orion Power Holdings, Inc. (b)                                    22,800           561,450

Utility - Gas Distribution 3.2%
Kinder Morgan, Inc. (c)                                           31,700         1,654,344
------------------------------------------------------------------------------------------
Total Common Stocks (Cost $39,230,080)                                          49,616,135
------------------------------------------------------------------------------------------

Preferred Stocks 0.0%
Medical/Dental - Services
Fresenius Medical Care Holdings, Inc. Class D                      8,500               255
------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $0)                                                       255
------------------------------------------------------------------------------------------
Short-Term Investments (a) 2.6%
Commercial Paper
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                     $1,163,300         1,163,300
Sara Lee Corporation, 6.25%                                       85,000            85,000
Wisconsin Electric Power Company, 6.24%                           96,000            96,000
------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,344,300)                                   1,344,300
==========================================================================================
Total Investments in Securities (Cost $40,574,380) 98.3%                        50,960,690
Other Assets and Liabilities, Net 1.7%                                             872,279
------------------------------------------------------------------------------------------
Net Assets 100.0%                                                              $51,832,969
==========================================================================================

-----------------------------------------------------------------------------------------
SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------
                                                               Shares or
                                                               Principal        Value
                                                                 Amount        (Note 2)
-----------------------------------------------------------------------------------------
Applera Corporation-Celera Genomics Group (b)                      3,500       $   125,781
Convergys Corporation (b)                                          2,500           113,281
Kinder Morgan, Inc.                                                3,000           156,563
                                                                               -----------
Total Securities Sold Short (Proceeds $412,957)                                $   395,625
                                                                               ===========

LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged or segregated as collateral to cover short sales.

Percentages are stated as a percent of net assets.

                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                                                                  Strong
                                                                                Value Fund
                                                                                ----------
Assets:
   Investments in Securities, at Value (Cost of $40,574,380)                    $50,960,690
   Deposit for Short Sales                                                          412,957
   Receivable for Securities Sold                                                 2,253,093
   Receivable for Fund Shares Sold                                                       12
   Dividends and Interest Receivable                                                 17,766
   Other Assets                                                                      15,872
                                                                                -----------
   Total Assets                                                                  53,660,390

Liabilities:
   Securities Sold Short, at Value (Proceeds of $412,957)                           395,625
   Payable for Securities Purchased                                               1,407,582
   Payable for Fund Shares Redeemed                                                   8,687
   Accrued Operating Expenses and Other Liabilities                                  15,527
                                                                                -----------
   Total Liabilities                                                              1,827,421
                                                                                -----------
Net Assets                                                                      $51,832,969
                                                                                ===========

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                $42,156,608
   Accumulated Net Realized Loss                                                   (727,281)
   Net Unrealized Appreciation                                                   10,403,642
                                                                                -----------
   Net Assets                                                                   $51,832,969
                                                                                ===========

Capital Shares Outstanding (Unlimited Number Authorized)                          4,536,303

Net Asset Value Per Share                                                       $     11.43
                                                                                ===========

                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2000

                                                                                  Strong
                                                                                Value Fund
                                                                                ----------
Income:
  Dividends (net of foreign withholding taxes of $150)                          $  576,049
  Interest                                                                         210,827
                                                                                ----------
  Total Income                                                                     786,876

Expenses:
  Investment Advisory Fees                                                         511,846
  Custodian Fees                                                                     5,271
  Shareholder Servicing Costs                                                      127,618
  Reports to Shareholders                                                           50,913
  Other                                                                             53,248
                                                                                ----------
  Total Expenses                                                                   748,896
                                                                                ----------
Net Investment Income                                                               37,980

Realized and Unrealized Gain (Loss):
  Net Realized Gain on:
        Investments                                                              5,586,664
        Short Positions                                                            135,379
                                                                                ----------
        Net Realized Gain                                                        5,722,043
  Net Change in Unrealized Appreciation/Depreciation on:
        Investments                                                                446,409
        Short Positions                                                             17,332
                                                                                ----------
        Net Change in Unrealized Appreciation/Depreciation                         463,741
                                                                                ----------
Net Gain on Investments                                                          6,185,784
                                                                                ----------

Net Increase in Net Assets Resulting from Operations                            $6,223,764
                                                                                ==========

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Strong Value Fund
                                                                           ------------------------------
                                                                             Year Ended      Year Ended
                                                                           Dec. 31, 2000    Dec. 31, 1999
                                                                           -------------    -------------
Operations:
  Net Investment Income                                                    $      37,980    $     270,834
  Net Realized Gain                                                            5,722,043       11,763,304
  Net Change in Unrealized Appreciation/Depreciation                             463,741      (13,605,810)
                                                                           -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations              6,223,764       (1,571,672)

Distributions:
  From Net Investment Income                                                     (47,066)        (277,238)
  From Net Realized Gains                                                     (9,020,147)      (9,665,364)
                                                                           -------------    -------------
  Total Distributions                                                         (9,067,213)      (9,942,602)

Capital Share Transactions:
  Proceeds from Shares Sold                                                   28,249,064       16,389,128
  Proceeds from Reinvestment of Distributions                                  8,740,067        9,624,954
  Payment for Shares Redeemed                                                (40,718,957)     (47,444,095)
                                                                           -------------    -------------
  Net Decrease in Net Assets from Capital Share Transactions                  (3,729,826)     (21,430,013)
                                                                           -------------    -------------
Total Decrease in Net Assets                                                  (6,573,275)     (32,944,287)

Net Assets:
  Beginning of Year                                                           58,406,244       91,350,531
                                                                           -------------    -------------
  End of Year                                                              $  51,832,969    $  58,406,244
                                                                           =============    =============
Transactions in Shares of the Fund:
  Sold                                                                         2,266,994        1,105,116
  Issued in Reinvestment of Distributions                                        781,129          772,501
  Redeemed                                                                    (3,256,936)      (3,241,916)
                                                                           -------------    -------------
  Net Decrease in Shares of the Fund                                            (208,813)      (1,364,299)
                                                                           =============    =============

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

1.   Organization

     Strong Value Fund is a diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the year). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

--------------------------------------------------------------------------------
December 31, 2000

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of Strong Value Fund under an agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees for the year then ended, were $12,418, $127,939, $290 and $1,478, respectively.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, during the year ended December 31, 2000 were $71,785,937 and $84,681,020, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 2000.

6.   Income Tax Information

     At December 31, 2000, the cost of investments in securities for federal income tax purposes was $40,602,809. Net unrealized appreciation of securities was $10,357,881, consisting of gross unrealized appreciation and depreciation of $12,769,179 and $2,411,298, respectively.

     During the year ended December 31, 2000, the Fund paid a capital gain distribution (taxable as long-term gains at 20%) to shareholders of $7,831,195 (unaudited).

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2000, which is designated as qualifying for the dividends-received deduction is 100% (unaudited).

7.   Recent Financial Reporting Pronouncement

     In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Fund presently intends to adopt the Guide's provisions for the year ending December 31, 2001, and does not expect the adoption of the new Guide to have a significant effect on its recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG VALUE FUND
--------------------------------------------------------------------------------

                                                                                      Year Ended
                                                                ----------------------------------------------------------
                                                                Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                      2000        1999        1998         1997         1996
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $12.31      $14.95      $13.77       $11.55       $10.00
Income From Investment Operations:
     Net Investment Income                                         0.01        0.06        0.08         0.10         0.13
     Net Realized and Unrealized Gains (Losses) on Investments     1.40       (0.36)       1.97         2.86         1.55
--------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                              1.41       (0.30)       2.05         2.96         1.68
Less Distributions:
     From Net Investment Income                                   (0.01)      (0.06)      (0.07)       (0.10)       (0.13)
     From Net Realized Gains                                      (2.28)      (2.28)      (0.80)       (0.64)          --
--------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                          (2.29)      (2.34)      (0.87)       (0.74)       (0.13)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $11.43      $12.31      $14.95       $13.77       $11.55
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
     Total Return                                                 +12.7%       -2.0%      +15.2%       +25.9%       +16.8%
     Net Assets, End of Period (In Millions)                     $   52      $   58      $   91       $   94       $   55
     Ratio of Expenses to Average Net Assets Without Fees Paid
          Indirectly by Advisor                                     1.5%        1.4%        1.3%         1.3%         1.5%
     Ratio of Expenses to Average Net Assets                        1.5%        1.4%        1.3%         1.3%         1.5%
     Ratio of Net Investment Income to Average Net Assets           0.1%        0.3%        0.5%         0.8%         1.5%
     Portfolio Turnover Rate                                      149.0%      103.8%       92.6%       103.0%        89.5%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of Strong Equity Funds, Inc.
and the Shareholders of Strong Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Value Fund (the "Fund") (one of the portfolios constituting Strong Equity Funds, Inc.) at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E. Nevins
                                William F. Vogt

                                   Officers

                   Richard S. Strong, Chairman of the Board
             Elizabeth N. Cohernour, Vice President and Secretary
          Cathleen A. Ebacher, Vice President and Assistant Secretary
          Susan A. Hollister, Vice President and Assistant Secretary
                      Dennis A. Wallestad, Vice President
                       Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer

                              Investment Advisor

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   Custodian

                              Firstar Bank, N.A.
                   P.O. Box 701, Milwaukee, Wisconsin 53201

                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            Independent Accountants

                          PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 Legal Counsel

                             Godfrey & Kahn, S.C.
              780 North Water Street, Milwaukee, Wisconsin 53202

        For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10162-0101



        Strong Investments

        P.O. Box 2936  |  Milwaukee, WI 53201
        www.Strong.com



        To order a free prospectus kit, call
        1-800-368-1030

        To learn more about our funds, discuss an existing account, or conduct a transaction, call
        1-800-368-3863

        If you are a Financial Professional, call
        1-800-368-1683

        Visit our web site at
        www.Strong.com

[LOGO HERE] STRONG